UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2004

Abatix Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-10184	75-1908110

(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer of Identification No.)

8201 Eastpoint Drive, Suite 500, Dallas, Texas	75227

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (214) 381-0322

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The Registrant hereby furnishes the information set forth in its News Release, dated November 4, 2004, announcing results for third quarter 2004, a copy of which is included as Exhibit 99.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABATIX CORP.

Date November 4, 2004
/s/ Frank J. Cinatl, IV Frank J. Cinatl, IV Vice President and Chief Financial Officer (Principal Accounting Officer)

Exhibit No.

99 - Abatix Corp. News Release dated November 4, 2004, announcing the third quarter 2004 results.